UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-11174 (Commission File Number)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street, Chatsworth, California (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers.
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers.
(b) On July 20, 2007, Michael Blust resigned as Vice President of Finance of MRV Communications, Inc. to pursue other interests.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: July 26, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
Chief Executive Officer

3